SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2005

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

         WYOMING                   0-9154                    83-0211506
    (State or other              (Commission               (IRS Employer
      jurisdiction               File Number)             Identification No.)
    of incorporation)

           2600 TOWER OAKS BLVD., SUITE 500,
               ROCKVILLE, MARYLAND                    20852
    (Address of principal executive offices)        (Zip code)

                                 (301) 468-1200
                         Registrant's telephone number,
                               including area code


                            CHEYENNE RESOURCES, INC.
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 502. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective August 15, 2005, Paradigm Holdings, Inc., a Wyoming corporation ("Paradigm") announced that Mr. Mark Serway resigned as Senior Vice President, Chief Financial Officer and a member of the Board of Directors of Paradigm. Mr. Serway is leaving Paradigm to join a private financial consulting firm.

         Paradigm has already commenced a search for a new Chif Financial
Officer.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005            PARADIGM HOLDINGS, INC.

                                 By:  /s/ Raymond A. Huger
                                     ----------------------------------------
                                 Name:  Raymond A. Huger
                                 Title: President and Chief Executive Officer

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